                                                    UNITED  STATES
                                         SECURITIES  AND  EXCHANGE  COMMISSION
                                               WASHINGTON,  D.C.  20549



                                                      FORM  8-K/A


                                                    CURRENT  REPORT

                                           Pursuant to Section 13 or 15 (d)
                                        of the Securities Exchange Act of 1934



Date of Report:   November 21, 1993
                  (Date of earliest event reported)



                  MGI PROPERTIES
                  (Exact name of Registrant as specified in its charter)


Massachusetts                   1-6833              04-6268740
(State or other jurisdiction  (Commission  (I.R.S. Employer Identification No.)
of incorporation)             File Number)

               30 Rowes Wharf, Boston, Massachusetts   02110
(Address of Principal Executive Offices)             (Zip Code)






Registrant's telephone number, including area code  (617) 330-5335

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

MGI  Properties acquired office and industrial properties during 1993.

1. Pro forma consolidated statement of earnings (unaudited) of the Registrant for the year ended November 30, 1993.

2. Historical summaries of gross income and direct operating expenses (audited) of five properties acquired for the year ended December 31, 1993.

                                                 MGI Properties

                                 Pro Forma Consolidated Statement of Earnings
                                           Year Ended November 30, 1993
                                                   (Unaudited)




                                                    Acquired
                                                   Properties  Pro Forma
                                       As Reported Historical Adjustments     Pro Forma

Income
Rental and other income               $36,094,000 $9,002,000  ($3,638,000) 1 $41,458,000
Interest                                  713,000                (684,000) 2     $29,000
Other                                      91,000      16,000                   $107,000

Total Income                           36,898,000   9,018,000  (4,322,000)    41,594,000


Expenses
Property operating expenses            10,457,000  $2,617,000   ($813,000)   $12,261,000
Real estate taxes                       4,247,000  $1,452,000   ($543,000)    $5,156,000
Depreciation and amortization           6,987,000    $929,000   ($349,000) 3  $7,567,000
Interest                                5,059,000                 638,000  4  $5,697,000
General and administrative              2,191,000                             $2,191,000



Total expenses                         28,941,000   4,998,000  (1,067,000)    32,872,000


Net income                             $7,957,000  $4,020,000 ($3,255,000)    $8,722,000


Per Share Data

Net Income                                   $.75                                   $.82


Weighted average shares outstanding    10,574,104                             10,574,104


The accompanying pro forma consolidated statement of earnings for the year ended November 30, 1993 assumes the acquisition of the properties as if they had occurred on December 1, 1992.  This pro forma information is based upon the historical statements of the Trust after giving effect to the acquisition of these properties.  Rental income and operating expenses for the peroid of the Trust's ownership are deducted as pro forma adjustments.

The pro forma statement has been prepared by MGI Properties management.  The pro forma consolidated statement of earnings may not be indicative of the results that would have actually occurred if the acquisitions had been in effect on the dates indicated.  Also, they may not be indicative of results that may be achieved in the future.  The pro forma consolidated statement of earnings should be read in conjunction with MGI Properties audited financial statements as of November 30, 1993.

1.   Rental and other income includes income of 1.0 million received in connection with non-recurring amendment and lease assignment.  Rents and levels of occupancy in place for the twelve month period are not indicative of the experience of the Trust for its period of ownership during 1993.

2.   The reduction in interest income is due to the anticipated use of cash which would have been required to purchase the properties if they had been acquired on December 1, 1992.

3.   The adjustment for depreciation was based upon an allocation of the purchase price to land and building with depreciation being taken over a forty year life using the straight line method.

4.   The increase in interest expense is due to the assumption of debt used to acquire the properties which would have been outstanding for the period from December 1, 1992 to May 6, 1993, the date which the Trust
received the proceeds from its common stock offering.   The acquisition of the properties on December 1, assumes
the Trust borrowed $24,732,000 at a floating rate of 6%.


326 BALLARDVALE STREET

Historical Summary of Gross Income
and Direct Operating Expenses

Year ended December 31, 1993


(With Independent Auditors' Report Thereon)

Independent Auditors' Report


The Board of Trustees
MGI Properties

We have audited the accompanying historical summary of gross income and direct operating expenses of 326 Ballardvale Street (Historical Summary) for the year ended December 31, 1993. This Historical Summary is the responsibility of management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2, and is not intended to be a complete presentation of 326 Ballardvale Street's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses (prepared on the basis described in note 2) for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK


March 18, 1994

326 BALLARDVALE STREET

Historical Summary of Gross Income
and Direct Operating Expenses

Year ended December 31, 1993


Gross income:
      Base rental income                                                                     $864,555
      Recovery income                                                                         253,328
            Total income                                                                    1,117,883

Direct operating expenses:
      Real estate taxes                                                                       184,934
      Repairs and maintenance                                                                  45,857
      Utilities                                                                                88,741
      General and administrative                                                               10,729
      Insurance expense                                                                        11,873
            Total expenses                                                                    342,134

            Excess of gross income over direct operating expenses                            $775,749

See accompanying notes to historical summary.

326 BALLARDVALE STREET

Notes to Historical Summary of Gross Income and Direct Operating Expenses

Year ended December 31, 1993


(1) Business

326 Ballardvale Street (the property) is located in Wilmington, Massachusetts and is owned by MGI Properties.

(2) Basis of Presentation

The Historical Summary has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not a complete presentation of the property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting.

Gross Income
The property leases space under various operating lease agreements with its tenants. These leases include provisions under which the property is reimbursed for certain common area, real estate tax and insurance costs. Certain leases contain renewal options for various periods at various rental rates.

Base rentals are reported as income over the lease term as they become receivable under the provisions of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates.

Minimum rents to be received from tenants under executed operating leases in effect at December 31, 1993 are as follows:

Year ending December 31:
      1994                                           $1,000,707
      1995                                            1,015,101
      1996                                            1,078,642
      1997                                              965,899
      1998                                              896,607
      Thereafter                                     $2,365,781

                                                     $7,322,737


Only income from the operating leases (lease rents and expense reimbursements) are included in gross income. All other forms of revenue are excluded from this Historical Summary, as they are not comparable to the proposed future operations of the property.

Direct Operating Expenses

Direct operating expenses include only those costs comparable to the proposed future operation of the property. Costs such as mortgage interest, depreciation, amortization, management fees and leasing commissions are excluded from the Historical Summary.

ONE WINTHROP SQUARE

Historical Summary of Gross Income
and Direct Operating Expenses

Year ended December 31, 1993


(With Independent Auditors' Report Thereon)

Independent Auditors' Report


The Board of Trustees
MGI Properties

We have audited the accompanying historical summary of gross income and direct operating expenses of One Winthrop Square (Historical Summary) for the year ended December 31, 1993. This Historical Summary is the responsibility of management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2, and is not intended to be a complete presentation of One Winthrop Square's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses (prepared on the basis described in note 2) for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK


March 18, 1994

ONE WINTHROP SQUARE

Historical Summary of Gross Income
and Direct Operating Expenses

Year ended December 31, 1993


Gross income:
      Rental income                                                                        $1,871,599

            Total income                                                                    1,871,599
Direct operating expenses:
      Real estate taxes                                                                       352,464
      Repairs and maintenance                                                                 445,534
      Utilities                                                                               281,947
      General and administrative                                                              137,719
      Insurance expense                                                                        18,125
      Miscellaneous expenses                                                                    7,751
            Total expenses                                                                  1,243,540

            Excess of gross income over direct operating
             expenses                                                                        $628,059


See accompanying notes to historical summary.

ONE WINTHROP SQUARE

Notes to Historical Summary of Gross Income and Direct Operating Expenses

Year ended December 31, 1993


(1) Business

One Winthrop Square (the property) is located in Boston, Massachusetts and is owned by MGI Properties.

(2) Basis of Presentation

The Historical Summary has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not a complete presentation of the property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting.

Gross Income
The property leases space under various operating lease agreements with its tenants. Certain leases contain renewal options for various periods at various rental rates.

Base rentals are reported as income over the lease term as they become receivable under the provisions of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates.

Minimum rents to be received from tenants under executed operating leases in effect at December 31, 1993 are as follows:

Year ending December 31:
      1994                                                 $2,032,887
      1995                                                  1,969,888
      1996                                                  2,011,472
      1997                                                  1,851,354
      1998                                                  1,762,077
      Thereafter                                            2,758,122

                                                          $12,385,800

Only income from the operating leases is included in gross income. All other forms of revenue are excluded from this Historical Summary, as they are not comparable to the proposed future operations of the property.

Direct Operating Expenses
Direct operating expenses include only those costs comparable to the proposed future operation of the property. Costs such as mortgage interest, depreciation, amortization, management fees and leasing commissions are excluded from the Historical Summary.

TWO ANDOVER TECH CENTER

Historical Summary of Gross Income
and Direct Operating Expenses

Year ended December 31, 1993


(With Independent Auditors' Report Thereon)

                                               Independent Auditors' Report


The Board of Trustees
MGI Properties:


We have audited the accompanying historical summary of gross income and direct operating expenses of Two Andover Tech Center (Historical Summary) for the year ended December 31, 1993. This Historical Summary is the responsibility of management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2, and is not intended to be a complete presentation of Two Andover Tech Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses (prepared on the basis described in note 2) for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK


April 8, 1994

TWO ANDOVER TECH CENTER

Historical Summary of Gross Income
and Direct Operating Expenses

Year ended December 31, 1993


Gross income:
      Base rental income                                                                   $1,118,478
      Common area maintenance reimbursements                                                  230,826
      Real estate tax reimbursements                                                          121,922
            Total income                                                                    1,471,226

Direct operating expenses:
      Real estate taxes                                                                       121,922
      General and administrative                                                               43,173
      Repairs and maintenance                                                                 162,731
      Utilities                                                                                 2,826
      Insurance expense                                                                         6,054
            Total expenses                                                                    336,706

            Excess of gross income over direct operating expenses                          $1,134,520


See accompanying notes to historical summary.

TWO ANDOVER TECH CENTER

Notes to Historical Summary of Gross Income and Direct Operating Expenses

Year ended December 31, 1993


(1) Business

Two Andover Tech Center (the "Center") is an industrial building located in Andover, Massachusetts and is owned by MGI Properties.

(2) Basis of Presentation

The Historical Summary has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not a complete presentation of the Center's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting.

Gross Income
The Center leases space under various operating lease agreements with its tenants. These leases include provisions under which the Center is reimbursed for certain common area, real estate tax and insurance costs. Certain leases contain renewal options for various periods at various rental rates.

Base rentals are reported as income over the lease term as they become receivable under the provisions of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Minimum rents to be received from tenants under executed operating leases in effect at December 31, 1993 are as follows:

Year ending December 31:
      1994                                           $1,176,202
      1995                                            1,224,229
      1996                                            1,224,229
      1997                                            1,224,229
      1998                                            1,224,229
      Thereafter                                        401,089

                                                     $6,474,207

Only income from the operating leases (lease rents and expense reimbursements) is included in gross income. All other forms of revenue are excluded from this Historical Summary, as they are not comparable to the proposed future operations of the property.

Direct Operating Expenses
Direct operating expenses include only those costs comparable to the proposed future operation of the Center. Costs such as mortgage interest, depreciation, amortization, management fees and leasing commissions are excluded from the Historical Summary.

400 RESEARCH DRIVE

Historical Summary of Gross Income
and Direct Operating Expenses

Year ended December 31, 1993


(With Independent Auditors' Report Thereon)

                                               Independent Auditors' Report




The Board of Trustees
MGI Properties:


We have audited the accompanying historical summary of gross income and direct operating expenses of 400 Research Drive (Historical Summary) for the year ended December 31, 1993. This Historical Summary is the responsibility of management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2, and is not intended to be a complete presentation of 400 Research Drive's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses (prepared on the basis described in note 2) for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK


March 18, 1994

400 RESEARCH DRIVE

Historical Summary of Gross Income
and Direct Operating Expenses

Year ended December 31, 1993


Gross income:
      Base rental income                                                                     $639,940
      Common area maintenance reimbursements                                                   90,873
      Real estate tax reimbursements                                                          147,405
            Total income                                                                      878,218

Direct operating expenses:
      Real estate taxes                                                                       147,405
      Repairs and maintenance                                                                  69,596
      Utilities                                                                                30,143
      General and administrative                                                                3,694
      Insurance expense                                                                         8,140
      Miscellaneous expenses                                                                    1,842
            Total expenses                                                                    260,820

            Excess of gross income over direct operating expenses                            $617,398


See accompanying notes to historical summary.

400 RESEARCH DRIVE

Notes to Historical Summary of Gross Income and Direct Operating Expenses

Year ended December 31, 1993


(1) Business

400 Research Drive (the property) is located in Wilmington, Massachusetts and is owned by MGI Properties.

(2) Basis of Presentation

The Historical Summary has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not a complete presentation of the Mall's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting.

Gross Income
The property leases space under various operating lease agreements with its tenants. These leases include provisions under which the property is reimbursed for certain common area, real estate tax and insurance costs. Certain leases contain renewal options for various periods at various rental rates.

Base rentals are reported as income over the lease term as they become receivable under the provisions of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Minimum rents to be received from tenants under executed operating leases in effect at December 31, 1993 are as follows:

Year ending December 31:
      1994                                                         $628,271
      1995                                                          500,371
      1996                                                          410,124
      1997                                                          427,528
      Thereafter                                                  1,141,721

                                                                 $3,108,015


Only income from the operating leases (lease rents and expense reimbursements) is included in gross income. All other forms of revenue are excluded from this Historical Summary, as they are not comparable to the proposed future operations of the property.

Direct Operating Expenses

Direct operating expenses include only those costs comparable to the proposed future operation of the property. Costs such as mortgage interest, depreciation, amortization, leasing commissions and management fees are excluded from the Historical Summary.

WESTPORT PARK

Historical Summary of Gross Income
and Direct Operating Expenses

Year ended December 31, 1993


(With Independent Auditors' Report Thereon)

                                               Independent Auditors' Report



The Board of Trustees
MGI Properties:


We have audited the accompanying historical summary of gross income and direct operating expenses of Westport Park (Historical Summary) for the year ended December 31, 1993. This Historical Summary is the responsibility of management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2, and is not intended to be a complete presentation of Westport Park's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses (prepared on the basis described in note 2) for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK


March 18, 1994

WESTPORT PARK

Historical Summary of Gross Income
and Direct Operating Expenses

Year ended December 31, 1993


Gross income:
      Base rental income                                                                     $887,183
      Common area maintenance reimbursements                                                   37,006
      Real estate tax reimbursements                                                           49,303
            Total income                                                                      973,492

Direct operating expenses:
      Real estate taxes                                                                       145,850
      Repairs and maintenance                                                                  56,985
      General and administrative                                                                2,737
      Utilities                                                                                   338
      Insurance                                                                                 6,184
            Total expenses                                                                    212,094

            Excess of gross income over direct operating expenses                            $761,398


See accompanying notes to historical summary.

WESTPORT PARK

Notes to Historical Summary of Gross Income and Direct Operating Expenses

Year ended December 31, 1993


(1) Business

Westport Park (the property) is located in St. Louis, Missouri and is owned by MGI Properties.

(2) Basis of Presentation

The Historical Summary has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not a complete presentation of the property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting.

Gross Income
The property leases space under various operating lease agreements with its tenants. These leases include provisions under which the property is reimbursed for certain common area, real estate tax and insurance costs. Certain leases contain renewal options for various periods at various rental rates.

Base rentals are reported as income over the lease term as they become receivable under the provisions of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Minimum rents to be received from tenants under executed operating leases in effect at December 31, 1993 are as follows:

Year ending December 31:
      1994                                                         $785,527
      1995                                                          449,528
      1996                                                          272,912
      1997                                                          251,818
      1998                                                           18,297
      Thereafter                                                       -

                                                                 $1,778,082


Only income from the operating leases (lease rents and expense reimbursements) is included in gross income. All other forms of revenue are excluded from this Historical Summary, as they are not comparable to the proposed future operations of the property.

Direct Operating Expenses
Direct operating expenses include only those costs comparable to the proposed future operation of the property. Costs such as mortgage interest, depreciation, amortization, management fees and leasing commissions are excluded from the Historical Summary.

                                                      MGI  PROPERTIES
                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.




MGI  PROPERTIES
(Registrant)



Date: April 15, 1994


Phillip C. Vitali
Executive Vice President and Treasurer
(Chief Financial Officer)